INVESTOR PRESENTATION Fall 2021

This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: uncertainties and risks related to public health crises, including the ongoing COVID-19 pandemic; adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; supply chain disruptions; labor shortages, inflation, and increased power and labor costs; risks associated with the ownership of real estate and temperature-controlled warehouses in particular; acquisition risks, including the failure to identify or complete attractive acquisitions or the failure of acquisitions to perform in accordance with projections and to realize anticipated cost savings and revenue improvements; our failure to realize the intended benefits from our recent acquisitions, including the Agro acquisition and the acquisitions of Liberty Freezers, KMT Brrr! And T.F. Bowman, and including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; a failure of our information technology systems, cybersecurity attacks or a breach of our information security systems, networks or processes could cause business disruptions or loss of confidential information; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; defaults or non- renewals of significant customer contracts, including as a result of the ongoing COVID-19 pandemic; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs, including as a result of the ongoing COVID-19 pandemic; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; difficulties in expanding our operations into new markets, including international markets; risks related to the partial ownership of properties, including as a result of our lack of control over such investments and the failure of such entities to perform in accordance with projections; our failure to maintain our status as a REIT; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; changes in applicable governmental regulations and tax legislation, including in the international markets; additional risks with respect to the addition of European operations and properties; changes in real estate and zoning laws and increases in real property tax rates; the competitive environment in which we operate; our relationship with our employees, including the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; liabilities as a result of our participation in multi-employer pension plans; losses in excess of our insurance coverage; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with the use of third-party trucking service providers to provide transportation services to our customers; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our common shares of beneficial interest, $0.01 par value per share, of our common shares; the potential dilutive effect of our common share offerings; and risks related to any forward sale agreement, including the 2018 forward sale agreement, the 2020 ATM forward sale agreements and the 2020 forward sale agreements, or collectively, our forward sale agreements, including substantial dilution to our earnings per share or substantial cash payment obligations. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this document include, among others, statements about our expected acquisition and expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Disclaimer

Key Investment Highlights Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Over Time Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses Global Market Leader Focused on Temperature-Controlled Warehouses Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business Across Cycles 1

Company Snapshot

World's largest publicly traded REIT focused on the ownership, operation, development and acquisition of temperature-controlled warehouses

Portfolio Overview

Warehouses	Ownership Type	Total Capacity	Average Facility Size	Geographic Operations	Estimate of U.S. Market Share	Number of Customers	Number of Pallet Positions
246	*186 owned [1], 51 capital / operating leased, 9 managed*	*1.4bn cubic feet / 48mm square feet*	*5.9mm cubic feet / 194K square feet*	*North America, Europe, Asia-Pacific and South America*	*22% [2]*	*~4,000*	*~5.2mm*

Financial Highlights

$12.4bn *Total Enterprise Value [3]*

$9.8bn *Equity Market Cap [3]*

31.3% / 17.7% *YTD Total Revenue / NOI Growth Rate [4]*

$523.9mn *LTM PF Core EBITDA [5]*

$0.88 *2Q21 Annualized Dividend per Share*

LTM 6/30/21 Segment Breakdown [6]

Revenue


Warehouse
77%
LTM 6/30/21
TOTAL
REVENUE
$2,311mm
13%
Third-Party Managed
10%
Transportation

Contribution / NOI [7]


Warehouse
94%
LTM 6/30/21
TOTAL
CONTRIBUTION
(NOI)
$600mm
2%
4%
Third-Party Managed
Transportation

Note: Figures as of June 30, 2021, unless otherwise indicated.

(1) Includes 15 ground leased assets

(2) 2020 IARW North American Top 25 List (June 2020), per GCCA website. U.S. only. Capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)

(3) Based on COLD share price of $37.21 as of August 6, 2021

(4) Represents share of Revenues and NOI from Global Warehouse Segment

(5) Amount includes two months of Core EBITDA from the Caspers and AM-C Warehouse acquisitions, four months of Core EBITDA from the Halls acquisition, six months of Core EBITDA from the Agro acquisition, eight months of Core EBITDA from the Liberty acquisition, ten months of Core EBITDA from the KMT Brrr! acquisition and eleven months of Core EBITDA from the Bowman Stores acquisition prior to Americold's ownership of the respective acquired entities

(6) Excludes quarry business

(7) Segment contribution refers to segment's revenues less segment specific operating expenses (excludes any depreciation and amortization, impairment charges and corporate level SG&A). Contribution for our warehouse segment equates to net operating income ("NOI")

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 Inflation is increasing in the Global Food Supply Chain primary driven by the unprecedented disruption in the labor markets  For Americold’s customers, this includes increases in input costs, raw materials, feed, labor, transportation, freight, and packaging materials  Americold expects headwinds from inflation in its costs, including labor, power and utilities, property taxes and property insurance, and other supplies such as pallets and shrink wrap Americold expects to pass through many of these increased costs in its cost structure over time through price increases and efficiencies in the Americold Operating System Current Market Conditions in the Global Food Supply Chain Near Term Labor Challenges Impacting Americold Revenue Near Term Inflationary Pressures Impacting Americold Costs  The unprecedented labor environment continues to be challenging for many companies, including Americold’s food manufacturing customers  Labor availability continues to be the primary constraint on food production, along with the spread of the COVID Delta and related variants, which also impacts the labor market – “Volume, net sales and segment profit were negatively impacted by production constraints due to labor shortages…we're seeing tremendous recovery in the foodservice business, and we're still seeing strong demand in the retail. So the demand is there for our products.” (Food Producer, September 2, 2021)  As highlighted in the 2021 USDA Cold Storage data, overall inventory holdings continue to be below both prior year 2020 and pre-COVID (2019) levels, due to this labor market Strong end consumer demand combined with constrained food production due to the unprecedented labor environment weighs on Americold’s Global Warehouse business, including the Company’s high margin rent and storage business Americold and its Food Manufacturing customers expect the Global Food Supply Chain to return to normal over time, and the Company’s long-term business model, growing through Same Store, Development & M&A, remains firmly intact End consumer demand remains strong. Retail Channels/Grocers continue to generate sales above pre-COVID levels, and Food Service, Away from Home, and QSR channels are rebounding 3

0% 20% 40% 60% 80% 100% 120 % Current Production Constraints in Context Cold storage commodity stock levels have consistently snapped back after any period of disruption USDA Cold Storage Warehouse Commodity Stock Levels – End of Quarter Stock as a % of Prior Year (1) (1) USDA; Excludes data for Q4 2018 given limited disclosure. COVID-related labor market disruption Mad Cow disease Energy prices and demand from emerging economies Swine flu Severe drought impacting agricultural products and animal feed, piglet disease and bird flu Period of COVID Impact Americold’s Fixed Commitment Contracts help mitigate the impact of food supply chain disruptions. Since 2014, we have increased our percentage of Rent & Storage Revenue on Fixed Commitments from <5% to 39% today. 0 20 40 60 80 100 120 Mar-02 Dec-03 Sep-05 Jun-07 Mar-09 Dec-10 Sep-12 Jun-14 Mar-16 Dec-17 Sep-19 Jun-21 Chart Title 4

Largest Fully Integrated Network of Temperature-Controlled Warehouses Food Producers Americold Realty Trust Food Distribution + Retailers Tradewater Distribution Center Atlanta, GA An indispensable component of food infrastructure from “farm to fork" 5 Production Advantaged Warehouse Farm Food Producer Distribution Center / Public Warehouse Food Service Distribution Center Retail Distribution Center Restaurant Supermarket e-Commerce Fulfillment School Hospital Hotel Fork Sports Government

Integrated Operations Overview

Real estate value is driven by the critical nature of our infrastructure, strategic locations and integrated, full-service strategy

	Segment Overview	Select Customers	% of Contribution [1]
Warehouse (Storage and Handling)	▪ Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income ▪ Comprehensive value-add services ▪ Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface distinguish our warehouses from our competitors  *Clearfield Distribution Facility – Clearfield, UT*	Conagra Brands, Wakefern Food Corp., Danone Wave, Woolworths, McCain, H-E-B, Ocean Spray, General Mills, Smithfield	Warehouse NOI  94%
Third-Party Managed	▪ Management of customer-owned warehouses ▪ Warehouse management services provided at customer-owned facilities ▪ Operating costs passed through to customers	Kroger, KraftHeinz, Woolworths, Lamb Weston	 2% Third-Party Managed
Transportation	▪ Asset-light consolidation, management and brokerage services ▪ Complements warehouse segment ▪ Enhances customer retention and drives warehouse storage and occupancy ▪ Supplementary offering that improves supply chain efficiency and reduces cost by leveraging Americold's scale	Unilever, Grocery Outlet Bargain Market, Whole Foods Market, Wakefern Food Corp., Woolworths, White Castle, USDA, InnovAsian	 4% Transportation

(1) LTM figures as of June 30, 2021 and excludes the quarry business segment

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# of Facilities 200 27 16 3 Square Feet (mm) 41.5 3.8 1.9 0.4 Cubic Feet (mm) 1,235.8 120.7 70.9 17.3 Strategically Located, “Mission-Critical” Temperature-Controlled Warehouses Note: Americold portfolio figures as of June 30, 2021. Figures do not include Americold’s Brazilian JV investments in SuperFrio and Comfrio Soluções Logística. Strategic locations and extensive geographic presence provide an integrated warehouse network that is fundamental to customers’ ability to optimize their distribution networks South AmericaAsia-PacificNorth America Europe 7

A Global Market Leader in Temperature-Controlled Warehousing

Our position as a global market leader allows us to realize economies of scale, reduce operating costs and lower our overall cost of capital. Ideally positioned to compete for customers and external growth opportunities

U.S. Market (1)

Rank	Company	Market Share	Cubic Ft (mm)
1	Lineage Logistics	26.0% (3)	1,436 (3)
2	**americold**	**21.7%**	**1,195**
3	US Cold Storage, Inc.	6.8%	374
4	Interstate Warehousing, Inc.	2.1%	116
5	Burris Logistics	1.4%	75
6	NewCold Advanced Cold Logistics	0.9%	48
7	Holt Logistics Corp.	0.6%	35
8	MTC Logistics	0.5%	25
9	Midwest Refrigerated Services	0.4%	23
10	WOW Logistics	0.4%	23
TOTAL (5)		**60.7%**	**3,350**

Global Market (2)

Rank	Company	Market Share	Cubic Ft (mm)
1	Lineage Logistics	7.8% (3)	2,004 (3)
2	**americold**	**5.7% (4)**	**1,445 (4)**
3	US Cold Storage, Inc.	1.5%	374
4	NewCold Advanced Cold Logistics	0.8%	195
5	Nichirei Logistics Group, Inc.	0.7%	183
6	VersaCold Logistics Services	0.5%	123
7	Interstate Warehousing, Inc.	0.5%	116
8	Frialsa Frigorificos	0.4%	106
9	VX Cold Chain Logistics	0.4%	97
10	Burris Logistics	0.3%	75
TOTAL (5)		**18.6%**	**4,718**

Note: Americold portfolio figures provided by the Company as of June 30, 2021. Figures may not sum due to rounding

(1) 2020 IARW North American Top 25 List (June 2020), per GCCA website. U.S. only. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)

(2) 2020 IARW Global Top 25 List (July 2020), per GCCA website. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)

(3) Lineage capacity reflects recently announced acquisitions of Hanson Logistics and Kloosterboer Group B.V.

(4) Figures do not include Americold's Brazilian JV investments in SuperFrio and Comfrio Soluções Logistica

(5) The remaining 39.3% and 81.4% of the U.S. and global markets consist of ~2.2bn cubic feet and ~20.7bn cubic feet, respectively

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Highly Diversified Business Model Produces Stable Cash Flows

Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends

Pro Forma Commodity (1)



Other
8%
Potatoes
5%
Fresh Produce
5%
Pork
5%
Bakery
4%
Beef
4%
Seafood
2%
Distributors(4)
2%
Retail(5)
18%
Poultry
14%
Frozen Produce
14%
Packaged Foods(3)
11%
Dairy
8%
LTM 6/30/21
WAREHOUSE
REVENUE

~80% of Revenue from Food Manufacturers and ~18% from Retailers

Global Geographic Diversity (2)



Global Warehouse
South America
1%
Asia-Pacific
12%
Europe
9%
Canada
2%
United States
77%
YTD 6/30/21
WAREHOUSE
REVENUE
U.S. Warehouse
Central
28%
Southeast
28%
West
17%
East
26%
YTD 6/30/21
TOTAL U.S.
WAREHOUSE
REVENUE

Pro Forma Warehouse Type (1)



Distribution
50%
Production Advantaged
25%
Public Warehouse
25%
Facility Leased
<1%
LTM 6/30/21
WAREHOUSE
REVENUE
Distribution
44%
Production Advantaged
30%
Public Warehouse
25%
Facility Leased
1%
LTM 6/30/21
WAREHOUSE
CONTRIBUTION
(NOI)

Note: Figures may not sum due to rounding.
(1) June 30, 2021 LTM Revenue and NOI pro forma 2020 and 2021 acquisitions
(2) Diversification based on warehouse segment revenues for the six months ended June 30, 2021
(3) Packaged food reflects a broad variety of temperature-controlled meals and foodstuffs
(4) Distributors reflects a broad variety of product types from distribution customers
(5) Retail reflects a broad variety of product types from retail customers

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Long Standing Relationships with Top 25 Customers (1) Not all customers shown are in COLD’s top 25 largest customers in the warehouse segment (2) Represents long-term issuer ratings as of 2Q 2021 (3) Based on LTM warehouse revenues as of June 30, 2021. Amount includes two months of warehouse revenues from the Caspers and AM-C Warehouse acquisitions, four months of warehouse revenues from the Halls acquisition, six months of warehouse revenues from the Agro acquisition, eight months of warehouse revenues from the Liberty acquisition, ten months of warehouse revenues from the KMT Brrr! acquisition and eleven months of warehouse revenues from the Bowman Stores acquisition prior to Americold’s ownership of the respective acquired entities Have been with Americold for an average of 35 years 11 customers are investment grade (2) 100% utilize multiple facilities 92% utilize technology integration 92% utilize value-add services 80% utilize committed contracts or leases 52% are in fully dedicated sites 48% utilize transportation and consolidation services Representative Food Producers / CPG Companies (1) Representative Retailers / Distributors (1) Top 25 Customers Scope and scale of network coupled with long-standing relationships position us to grow market share organically and through acquisitions 25 largest customers account for approximately 48% (3) of warehouse revenues, with no customer generating more than 7% (3) of revenues 10

78% 76% 75% 76% 70% 76% 74% 73% 71% 69% 77% 77% 75% 70% 82% 81% 80% 72% 78% 77% 76% 72% 80% 79% 81% 77% 77% 77% 78% 75% 81% 79% 77% 84% 83% 79% 80% 80% 79% '17 '18 '19 '20 '21 '17 18 '19 '20 '21 '17 '18 '19 20 '17 '18 '19 '20 17 '18 '19 '20 Network Average Economic & Physical Occupancy Trend  Typical optimal physical occupancy is ~85% to maximize four-wall cash flow / NOI o Varies based on several factors, including intended customer base, throughput maximization, seasonality and leased but unoccupied pallets Economic Occupancy X X X X X X X X X X X X Warehouse Pallets X Contractually Reserved Pallets  Significantly increased fixed commitment contracts in our portfolio  Economic occupancy reflects the aggregate number of physically occupied pallets and any additional pallets otherwise contractually committed for a given period, without duplication Currently Occupied 1Q 2Q 3Q 4Q Annual Note: Dotted lines represent incremental average economic occupancy percentage (1) Example assumes 10,000 pallet positions and is for illustrative purposes only Illustrative Economic Occupancy (1) Physical Occupancy Economic Occupancy Americold’s commercialization practices support our customers and improve our quality of earnings 7,000 6,800 7,000 7,100 7,350 7,600 7,850 8,300 8,500 9,000 8,800 8,300 5,000 6,000 7,000 8,000 9,000 10,000 January February March April May June July August September October November December Economic Occupancy: 8,500 Physical Occupancy 11

Growing Committed Revenue in Warehouse Portfolio

Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases

- ***Fixed storage committed contracts*** and leases currently represent:
  - ***39%*** of warehouse rent and storage revenues (1) and
  - ***41%*** of total warehouse segment revenues (2)
- ***6-year*** weighted average stated term (3)
- ***2-year*** weighted average remaining term (3)
- As of June 30, 2021, we had entered into at least one fixed commitment contract or lease with ***21 of our top 25*** warehouse customers
- The scope and breadth of our network positions us to continue to increase our fixed storage commitments
- **Our recent acquisitions have a lower percentage of fixed commitment contracts as a percent of rent and storage revenue. We view this as an opportunity as we bring these acquisitions onto Americold's commercialization standards**

Total Warehouse Rent & Storage Revenue



$0.61bn $0.61bn $0.62bn $0.64bn $0.66bn $0.67bn $0.69bn $0.85bn $0.85bn
62% 60% 59% 60% 59% 58% 59% 64% 61%
38% 40% 41% 40% 41% 42% 41% 36% 39%
2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 (4)
Other Rent & Storage Revenue
Annualized Committed Rent & Storage Revenue (1)

Total Warehouse Segment Revenue



$1.43bn $1.44bn $1.47bn $1.51bn $1.52bn $1.54bn $1.64bn $2.00bn $2.02bn
55% 55% 54% 55% 55% 53% 54% 61% 59%
45% 45% 46% 45% 45% 47% 46% 39% 41%
2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 (4)
Other Warehouse Segment Revenue
Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (2)

(1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of June 30, 2021
(2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for the quarter ended June 30, 2021
(3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of June 30, 2021
(4) Based on LTM warehouse revenues as of June 30, 2021. Amount includes two months of warehouse revenues from the Caspers and AM-C Warehouse acquisitions, four months of warehouse revenues from the Halls acquisition, six months of warehouse revenues from the Agro acquisition, eight months of warehouse revenues from the Liberty acquisition, ten months of warehouse revenues from the KMT Brrr! acquisition and eleven months of warehouse revenues from the Bowman Stores acquisition prior to Americold's ownership of the respective acquired entities

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$303 $324 $338 $387 $438 $478 $11 $24 $37 $61 $82 $86 $314 $348 $375 $448 $520 $564 2016A 2017A 2018A 2019A 2020A LTM 6/30/21 Rent & Storage Warehouse Services $477 $502 $515 $583 $666 $758 $604 $644 $662 $795 $883 $1,027 $1,081 $1,146 $1,177 $1,377 $1,549 $1,785 2016A 2017A 2018A 2019A 2020A LTM 6/30/21 Rent & Storage Warehouse Services Warehouse Financial Summary Warehouse Revenue ($mm) Warehouse NOI ($mm) 2016A – LTM 6/30/21 CAGR Actual $ Constant Currency (1) 12.5% 14.6% 11.8% 15.1% 57.0% 61.9% 10.7% 16.0% 2016A – LTM 6/30/21 CAGR Actual $ Constant Currency (1) 29.1% 30.4% 31.8% 32.5% 31.6% Contribution (NOI) Margin Warehouse Services Total Warehouse Services Rent & Storage 10.8% 15.7% Rent & Storage 13.9% 18.5% Total Margin expansion has been driven by improved commercialization and customer mix, contractual rate increases, occupancy growth and operational improvements (1) On a constant currency basis relative to fiscal year 2016 foreign currency exchange rates 33.6% 13

Substantially All Warehouse NOI Driven by Rental & Storage Revenue Note: Based on LTM warehouse segment as of June 30, 2021. Future results may vary. Figures may not sum due to rounding (1) Material Handling Equipment (2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively Labor ($0.44) Other Facility Costs Ex p e n se s R ev e n u e s Rent & Storage Warehouse Services Total Warehouse = $0.42 $0.58 $1.00 Other Services Costs ($0.09) ($0.06) ($0.10) ($0.44) ($0.09) + $0.27 $0.05 $0.32 =+ Power and utilities Real Estate Related Costs: facility maintenance, property taxes, insurance, rent, security, sanitation, etc. Direct labor, overtime, contract labor, indirect labor, workers’ compensation and benefits MHE (1), warehouse operations (pallets, shrink wrap, OS&D and D&D (2)) PPE and warehouse administration REIT: Rent & Storage TRS: Warehouse Services Commentary Power ($0.06) ($0.10) 63% 8% 32%N O I – – – – Margin: % WH Total: 85% 15% 100% 14

Positioned for Multiple Avenues of Growth Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities  Signifies COLD has and continues to capitalize on growth opportunities 15 Global Food Producers Outsourcing & Sale-Leaseback Opportunities 8 Expand Presence in Other Temperature Sensitive Products in the Cold Chain 9 Operational Efficiencies & Cost Containment 3  Underwriting & Contract Standardization 2  Rate Escalations / Occupancy Increases 1  Customer-Specific Build-to-Suit & Market-Driven Development 4  Redevelopment & Existing Site Expansion 5  Industry Consolidation 6  Geographic Expansion into New Markets 7  External Growth and Expansion Opportunities Organic Growth Opportunities Development and Redevelopment Focused and Disciplined Strategy to Expand Portfolio Proactive Asset Management “Same Store” Warehouse

Organic Growth Initiatives Have Driven Same Store Growth

Same store performance is the culmination of replacing legacy customer agreements with new contracts implementing our Commercial Business Rules, active asset management and leveraging integrated network, scale and market position

Same Store Warehouse Revenue Growth

Historically expected to range between 2% – 4% on a constant currency basis (1)



COVID Timeframe
Actual $ Growth %
3.2%
6.1%
2.9%
1.9%
1.9%
(1.8%)
2.1%
Constant Currency $ Growth %
4.1%
5.8%
3.9%
3.5%
2.3%
(3.8%)
0.1%
2016
2017
2018
2019
2020
1Q21
2Q21

Total Same Store Warehouse NOI Growth

Historically expected to range 100 – 200 bps higher than associated SS revenue (2)



COVID Timeframe
Actual $ Growth %
2.1%
9.8%
6.9%
3.9%
5.3%
(5.2%)
(0.8%)
Constant Currency $ Growth %
2.9%
9.5%
7.4%
5.1%
5.6%
(6.9%)
(2.5%)
2016
2017
2018
2019
2020
1Q21
2Q21

2Q 2021 Same Store Portfolio



4%
10
Non-Same Store
27%
65
TOTAL COLD WAREHOUSE FACILITIES
237
162
Legacy COLD Same Store
Acquired Non-Same Store
Legacy COLD Non-Same Store
Same Store
68%

Same Store NOI Margin



64.5%
65.5%
66.2%
67.0%
66.8%
64.8%
SS Rent & Storage
29.8%
30.9%
32.1%
32.6%
34.1%
32.8%
Total SS Warehouse
2.0%
4.0%
5.8%
6.9%
9.3%
9.7%
SS Warehouse Services
2016
2017
2018
2019
2020
YTD 2Q21

Current YTD 2Q21 results and revised full year 2021 guidance are being impacted by unprecedented labor challenges in the global food supply chain

Note: Figures as of June 30, 2021, unless otherwise indicated. Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period

(1) 2021 full year guidance is (2.0%) – 0.0%

(2) 2021 full year guidance is 400-600 bps lower than associated revenue

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Historic Same Store Seasonality Trend – Pre COVID-19 Quarterly Same Store Revenue (% of Annual) Quarterly Same Store NOI (% of Annual) 24% 24% 25% 26% 24% 24% 25% 26% 25% 24% 25% 26% Q1 Q2 Q3 Q4 2018 Revenue 2019 Revenue 2020 Revenue 24% 24% 25% 27% 23% 25% 24% 28% 24% 23% 25% 28% Q1 Q2 Q3 Q4 2018 NOI 2019 NOI 2020 NOI  Peak holiday season drives higher volumes  Power expense moderates back to average levels Fourth Quarter  The harvest ramp coupled with holiday season inventory build often drives Q3 revenue growth  Q3 (mid / late summer) is the hottest weather quarter which negatively impacts NOI due to increased power expense Third Quarter  Surge in 1Q 2020 due to COVID  Timing of Easter moves between Q1 and Q2  On average Q1 and Q2 are relatively consistent First / Second Quarter Key Quarterly Drivers Prior to Covid-19, same store metrics show consistent seasonal trends (1) 17 (1) 2020 and 2021 seasonality impacted by COVID-19 and has varied from historic norms

Growth Strategy – Expansion and Development

Expansion and Development Opportunities (1)

Under Construction

Atlanta 2, GA
Dublin, Ireland
Russellville, AR
Plainville, CT
Lancaster, PA
Calgary, Canada
Dunkirk, NY

58.1mm Cu Ft
~177,000 Pallets

Total Estimated Costs (2)
~$532mm
3 Expansions / 4 Developments

Current Development Pipeline (3)

Estimated Investment $1bn+

- ✓ Includes both customer-specific and market-demand
- ✓ Greenfield developments and expansions
- ✓ Global opportunities
- ✓ Automated and conventional facilities
- ✓ Food manufactures and retail customers

Expansion Opportunities

Customer-Specific | **Market-Demand** + **Existing Sites for Future Expansion**

760+ acres of excess developable land
In current portfolio

Expected to initiate $175 million to $300 million of new development starts annually

18

(1) As of June 30, 2021; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate
(2) Reflects management's estimate of cost of completion as of June 30, 2021
(3) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or at all americold®

Acquisition of Bowman Stores

The acquisition of Bowman Stores strengthens Americold's presence in the United Kingdom

Transaction Overview

- In May 2021, COLD completed the acquisition of Bowman Stores for **~£74mm** at an in-place net entry NOI yield of **~6.8%**
- Bowman Stores operates a single campus located in Spalding, England
  - Campus aggregates 10 million cubic feet along with four buildable acres of land to support additional development
- Expected to fully stabilize in Q3 2024



Bowman Stores

Bowman Stores at a Glance

Location	Spalding, England
Cubic Feet	~9.5mm cubic feet
Pallet Positions	~23K pallet positions



Stoke-on-Trent
Wolverhampton
Ely
Hereford
St Albans
Chelmsford
London
Bristol

Existing COLD Facility (Whitchurch)   Bowman Stores

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Acquisition of Agro Merchants Group

The acquisition of Agro provides Americold with a strategic presence throughout Europe and complementary operations in other global geographies

Transaction Overview

- In December 2020, COLD completed the acquisition of Agro Merchants Group for **~$1.7bn** at an in-place net entry NOI yield of **~6.5%**
  - Agro represents a unique opportunity to acquire an institutional-quality global portfolio that facilitates COLD's strategic entry into Europe and adds complementary locations in the US, South America and Australia
  - Agro was the **fourth** largest temperature-controlled warehouse company globally, the **third** largest in Europe, and the **fourth** largest in the United States

Agro at a Glance

Total Facilities	46 (1)
Countries	10
Refrigerated Cubic Feet	~236mm cubic feet (1)
Customers	2,900+



ACR
Agro Merchants Valencia
Valencia, Spain



Carson, CA
Pedricktown, NJ (2)
Vineland, NJ
Nashville
Charlotte, NC
Benson, NC
Goldsboro, NC
Lumberton, NC
Charleston, SC
Savannah, GA
Atlanta, GA (3)
Forest, MS
Hattiesburg, MS
Oxford, AL
Santiago, CL
Monaghan (2)
Dublin
Westland
Rotterdam
Maasvlakte
Gdansk / Gdynia
Vienna
Porto / Leixoes
Lisbon
Sines
Barcelona (2)
Valencia
Algeciras
Brisbane (2)
United States
Europe
Rest of World
JV Investment

(1) Excludes minority stake in Comfrio Soluções Logística, Brazil joint-venture

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americold

Russellville, AR Expansion for Conagra Brands

The Russellville highly automated expansion is an opportunity to provide mission critical, long-term infrastructure for a top tier strategic customer

Transaction Overview

- COLD is expanding its Russellville, Arkansas facility for a total of ~$84mm in a dedicated build for Conagra Brands
  - Construction started during Q4 2020 and is expected to fully stabilize in Q1 2024
  - Expected to generate stabilized NOI ROIC of ~10%-12%
- Conagra Brands (NYSE: CAG) is one of North America's leading branded food companies
  - CAG is a top tier strategic customer
  - COLD has served CAG for decades in multiple locations
  - CAG is rated BBB-/Baa3/BBB- by S&P, Moody's, Fitch [1]

Expansion at a Glance

Clear Height	~130 feet
Cubic Feet	~13mm cubic feet
Pallet Positions	~42K pallet positions



(1) Ratings as of August 6, 2021

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Flexible Balance Sheet Positioned for Growth

As of 06/30/2021

Real Estate Debt Maturity (1)



% of Debt Maturing
- - 11% - 18% 8% - - 16% 14% 18% - 16%
2013 Mortgage Loans
Undrawn Revolver (2)
Unsecured Term Loan A-1
Unsecured Term Loan A-2 (CAD Denominated)
Series A 4.68% Unsecured Notes
Series B 4.86% Unsecured Notes
Series C 4.10% Unsecured Notes
Revolver Balance
Series D 1.62% Unsecured Notes
Series E 1.65% Unsecured Notes
$861
$125
$202
$139
$273
$200
$400
$350
$474
$415
2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033

Total Debt Profile

✓ Investment grade ratings: BBB (Fitch / DBRS Morningstar), Baa3 (Moody's)

Debt Type



TOTAL DEBT
$2.9bn
16%
84%
$466
Floating
$2,409
Fixed

Rate Type



TOTAL DEBT
$2.9bn
20%
80%
$569
Secured
$2,305
Unsecured

Liquidity

✓ Significant Liquidity: ~$1.3bn (3)

- $839mm Undrawn Senior Unsecured Revolving Credit Facility
  - Interest Rate: Base Rate + 85 bps

✓ Minimal near-term debt maturities



TOTAL LIQUIDITY
$1.3bn
63%
Revolver Availability
$839
4%
2020 Forward Proceeds
$172(4)
13%
2021 Forward Proceeds
$59(5)
19%
Cash
$253

Note: Dollars in millions except per share figures. Figures based on company filings as of 06/30/2021. The Company may settle the forwards by issuing new shares or may instead elect to cash settle or net share settle all or a portion of the forward shares. Figures may not sum due to rounding

(1) Reflects the principal due each period and does not adjust for amortization of principal balances. Balances denominated in foreign currencies have been translated to USD

(2) Revolver maturity date assumes the exercise of two six month extension options

(3) Figure reflects cash, forward proceeds and the capacity available under the Senior Unsecured Revolving Credit Facility less ~$22mm in letters of credit, ~$13mm of restricted cash, and ~$50mm from cash balance for AGRO FIRPTA hold back

(4) Assumes the issuance of ~4.8mm common shares upon the full physical settlement of the 2020 forward sale agreements

(5) Assumes the issuance of ~1.5mm common shares upon the full physical settlement of the 2021 forward sale agreements

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americold®

Strategic Investment Approach to Maintain a High-Quality Portfolio Note: Dollars in millions. Figures may not sum due to rounding (1) Recurring capital expenditures are incurred to extend the life of, and provide future economic benefit from, our existing temperature-controlled warehouse network and its existing supporting personal property and information technology systems. Examples include replacing roof and refrigeration equipment, re-racking warehouses and implementing energy efficient projects. Personal property capital expenditures include material handling equipment (e.g. fork lifts and pallet jacks) and related batteries. Information technology expenditures include expenditures on existing servers, networking equipment and current software. Maintenance capital expenditures do not include acquisition costs contemplated when underwriting the purchase of a building or costs which are incurred to bring a building up to Americold’s operating standards (2) Repairs and maintenance expense includes costs of normal maintenance and repairs and minor replacements that do not materially extend the life of the property or provide future economic benefits. Examples include ordinary repair and maintenance on roofs, racking, walls, doors, parking lots and refrigeration equipment. Personal property expense includes ordinary repair and maintenance expenses on material handling equipment (e.g. fork lifts and pallet jacks) and related batteries 2018A 2019A 2020A (Capitalized) (Expensed – P/L) Total Spend $96mm Total Spend $115mm Total Spend $123mm As a % of Total Warehouse NOI before R&M Expense Capital expenditures ensure that our temperature-controlled warehouses meet the “mission-critical” role they serve in the cold chain 23 YTD 2Q21 (Capitalized) (Expensed – P/L) (Capitalized) (Expensed – P/L) (Capitalized) (Expensed – P/L) Total Spend $76mm

Commitment to energy excellence and efficiency  Recognized under the Global Cold Chain Alliance’s (GCCA) new Energy Excellence Recognition Program with Gold and Silver certifications at 161 facilities  Completed LED lighting conversions at 109 facilities since 2011  Noteworthy fast door implementation savings  Food Logistics magazine’s Top Green Service provider for last three years Commitment to Environmental, Social and Governance Initiatives Social initiatives  Core Mission: Serve the public good by maintaining the integrity of the food supply and reducing waste  Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox – Launched an Alliance to Defeat Hunger, partnering with Tyson Foods and Feed the Children Shareholder-friendly corporate governance  Seven of eight board members independent  All committees comprised of independents  Gender diversity at board level  Cannot opt into MUTA without shareholder vote  No poison pill  Non-classified board  Shareholder “Say on Pay” Environmental Social Governance Awards & Recognition Charitable Organizations 24 Recently submitted to GRESB, and participating in the CDP and GRI programs

Commitment to Environmental, Social and Governance Initiatives 25 Certified by the GCCA Energy Excellence Recognition Program: 29 sites newly certified in 2020 161 TOTAL SITES Reduced versus 2019 same store(1) OVER 15M kWh Shed by 44 sites participating in demand response programs 25.4 MEGAWATT HOURS (MWh) In carbon dioxide GHG equivalent (MTCO2e GHG) reduction in Scope 2 Emissions since 2018 at legacy sites 23% DECREASE With average reduction of ~4.5 million kWh and 3,200 MTCO2e reduction annually 9 NEW LED SITES Of rainwater harvested in 2020 OVER 3.5M GALLONS Environmental: 2020 by the Numbers (1) Same store defined as owned and operated facilities from January 1, 2019 to December 31, 2020

Conclusion 26 Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Over Time Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses Global Market Leader Focused on Temperature-Controlled Warehouses Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business Across Cycles

Appendix

“Kroger CEO says finding talent is grocery operator’s greatest challenge, as it teams up with Instacart” CNBC, September 14, 2021 “Amazon Offers To Pay College Tuition And Increases Minimum Wages To $18” Forbes, September 14, 2021 “Walmart to Raise Minimum Wage to $12 an hour” WSJ, September 2, 2021 “Grocers, Restaurants to Suppliers: Hurry Up, Make More” WSJ, May 7, 2021 “Supermarkets are Stockpiling Inventory as Food Costs Rise” WSJ, July 6, 2021 Meanwhile, end consumer demand remains firmly intact “Tyson foods raises starting wages for frontline works to $15.20 an hour [a 21.6% increase]” Axios, September 7, 2021 Current Labor Shortage and Inflation in the Food Supply Chain Macro Labor Shortage “…people are still hesitant to return to work until they are fully vaccinated and their children are back in school and day care full time… Clearly, there are industries in both manufacturing and services that are eager to beef up staff as the pace of economic activity accelerates. But those efforts are being frustrated.” Washington Post, May 7, 2021 “…various economic indicators strongly support the idea that there aren’t enough workers in the United States:  In March 2021, the reservation wage for workers without a college degree rose by 26% year over year.  The number of people voluntarily leaving their jobs rose by 164,000 to 942,000 in June 2021.” Forbes, July 8, 2021 “On the last business day of July, the number and rate of job openings increased to series highs of 10.9 million (+749,000) and 6.9 percent, respectively.” U.S. Bureau of Labor Statistics Record high job openings, paired with hesitancy to return to work and enhanced federal unemployment benefits into September, have led to a pronounced labor shortage and wage inflation “The Labor Department on Wednesday reported that on the last day of July, there were a seasonally adjusted 10.93 million job openings in the U.S., or 1.3 jobs for every person counted as unemployed – a record for both measures” WSJ, September 8, 2021 Recent headlines convey how industry leaders are taking active measures to tackle the labor shortage “Results from our new study for the Committee to Unleash Prosperity:  In 21 states and the District of Columbia, households can receive the wage equivalent of $25 an hour in benefits with no one working.  In 19 states, benefits are the equivalent of $100,000 a year in salary for a family of four with two unemployed parents.  [In] states that haven’t suspended the $300 bonus, the average annual unemployment insurance benefit for a family of four with two parents out of work is more than $72,000. Median household income in the U.S. is about $68,000.” WSJ Op-Ed, June, 14, 2021 27

Current Labor Shortage and Inflation in the Food Supply Chain Impact on Our Food Manufacturing Customers Downstream Impact on Foodservice Companies  “We are managing through industrywide operational challenges, including labor availability, upstream and downstream supply chain disruptions, and highly volatile and inflationary input costs…  The labor issue is an issue that is probably the hardest to read right now. What is going to happen to labor, how quickly it will recover or will it recover at all and just the challenges in the supply chain are putting pressure throughout the organization.  We’re seeing tremendous recovery in the foodservice business, and we’re still seeing strong demand in the retail. So the demand is there for our products.” Food Producer, September 2, 2021  “Production inefficiencies and low labor availability resulted in total company volumes roughly flat to the comparable period a year ago.  Labor is our single biggest issue we face not only in Chicken but also in our other businesses. We’ve increased wages and created flexible shifts, childcare, on-site clinics.  But essentially, it takes us 6 days to get 5 days worth of work.  We are at capacity with strong retail and foodservice demand.  Inflation is up about 14% during our 3Q and 9% year-to-date.” Food Producer, August 9, 2021  “The labor market is really tight. And it has been not only constrained by the impact of discontinued governmental benefits, but now what we are seeing is that reopening of the economy after the COVID putting a big competition for a very small labor pool.  We are seeing a strong demand in the foodservice that is growing really fast, while retail continues to be strong.  We’re seeing inflation everywhere in our country and in other countries…  So the production in the retail segment has been constrained by labor.  So we expect that 2022, the labor market to be improved from the levels they are today.” Food Producer, July 29, 2021  “The key message is that food away from home is not permanently impaired. It is vibrant. It is healthy.  I want to acknowledge the reality of the current operating environment. The food- away-from-home supply chain is under significant pressure. A robust customer demand environment is outpacing available supply in select categories. Our supplier partners are struggling with meeting the demand of [our] orders, and certain product categories remain in short supply.  During the fourth quarter, our inflation rate was approximately 9.6%.  It's the most challenging labor market I've experienced in my career.”  The #1 priority for our company is to increase our staffing health, as I call it.” Food Service Company, August 10, 2021 Americold’s customers are seeing volumes impacted by the labor shortage and inflation combined with strong end consumer demand Foodservice companies continue to experience healthy consumer demand but note production constraints further up the food supply chain 28